UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Nuveen Preferred and Income Term Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN PREFERRED AND INCOME TERM FUND (JPI)

February 26, 2024

The questions and answers below highlight only selected information from the enclosed Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the proposals described herein. You should carefully read all of the information contained in the Proxy Statement.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement in connection with the annual shareholder meeting (the “Annual Meeting”) of Nuveen Preferred and Income Term Fund (the “Fund”). The Fund is a term fund that is scheduled to terminate on or before August 31, 2024, unless the Fund’s Board of Trustees (the “Board”) elects to extend the term for up to twelve months in accordance with the charter documents of the Fund. At the Annual Meeting, shareholders will be asked to vote on a proposal to eliminate the term structure of the Fund. As more fully described below, the proposal, if approved, will provide shareholders of the Fund with the opportunity to either (1) continue their investment in the Fund with no scheduled Fund termination date or (2) exit all or a portion of their investment pursuant to a tender offer by the Fund at net asset value (“NAV”), which is the economic value that shareholders would receive upon termination of the Fund under the current term structure.

In addition, shareholders of the Fund are being solicited to vote on the election of four (4) Board members at the Annual Meeting.

Information Regarding the Term Proposal

Q.	What does the Term Proposal entail?

A.

The Fund is a term fund that is scheduled to terminate on or before August 31, 2024, provided that the Board may extend the term for up to twelve months in accordance with the charter documents of the Fund. In light of the upcoming scheduled termination of the Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, has recommended, and the Fund’s Board has approved, a series of actions (collectively, the “Term Proposal”) to eliminate the term structure of the Fund, so that the Fund may continue as a perpetual fund with no scheduled termination date, while allowing shareholders who do not wish to continue their investment in the Fund after the term structure is eliminated the opportunity to exit their investment at NAV through a tender offer.

Specifically, the actions approved by the Board include the following:

•	amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund (the “Amendment”);

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•

approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Amendment; and

•

authorizing a tender offer for up to 100% of the Fund’s outstanding shares at NAV in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Fund after the term structure is eliminated to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the tender offer will be subject to several conditions as described more fully below.

In addition, if the Amendment takes effect, the Fund will change its name to “Nuveen Preferred Securities & Income Opportunities Fund.”

In order for the Amendment and the other elements of the Term Proposal to take effect, shareholders are being asked to approve the Amendment to the Declaration of Trust to eliminate the term structure of the Fund. Shareholder approval of the Amendment is necessary to allow the Fund to continue its operations after August 31, 2024 or any extension of up to twelve months approved by the Board. The other elements of the Term Proposal do not require shareholder approval but will not be implemented unless shareholders approve the Amendment.

Q.	What are the conditions for the completion of the Tender Offer?

A.

As part of the Term Proposal, the Fund’s Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding shares at NAV (the “Tender Offer”) if shareholders of the Fund approve the Amendment. The Tender Offer will provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Fund after the term structure is eliminated to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the Tender Offer will be subject to certain conditions, including: (1) the aggregate net assets of the Fund attributable to common shares must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) common shares of the Fund must remain eligible for listing on the New York Stock Exchange (“NYSE”) following consummation of the Tender Offer and (3) the Fund must remain subject to the reporting requirements of the Securities Exchange Act of 1934 following the consummation of the Tender Offer (the “Tender Offer Conditions”).

If shareholders of the Fund approve the Amendment, but one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Amendment will not take effect, the Tender Offer will not be completed and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

The net assets attributable to common shares as of January 31, 2024 were $442,024,966.

Q.	Why was the Fund launched as a term fund?

A.

The Fund was launched in 2012 with an investment objective to provide a high level of current income and total return by investing in preferred securities and other income-producing securities. The Fund was structured with a limited term for a number of reasons, including that the Fund was designed to capitalize on the historically wide preferred securities credit spreads and the outlook of the Fund’s sub-adviser for financial services companies at the time of the Fund’s launch. Accordingly, the Fund has a limited term of twelve years and will terminate in August 2024, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

Q.	How will the Term Proposal impact fees and expenses?

A.

The Fund’s management fee currently consists of a fund-level fee and a complex-level fee. If the Amendment takes effect, there will be no change to the Fund’s contractual management fee rate, but the Adviser has agreed to waive fees and expenses in an amount equal to 50% of the Fund’s management fee payable for the first year following the effectiveness of the Amendment. The Amendment will go into effect only if all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer.

While the fee waiver is expected to result in cost savings to shareholders who continue their investment in the Fund for the first year following the effectiveness of the elimination of the term structure, total fund operating expenses will increase due to the expected smaller size of the Fund, assuming that the Fund’s net assets attributable to common shares following the Tender Offer will be $70 million. For additional fee and expense considerations, please see the “Comparative Expense Information” section below.

Q.	Will shareholders of the Fund have to pay any fees or expenses in connection with the Term Proposal?

A.

The Adviser is bearing the costs of the Term Proposal, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer. Common shareholders of the Fund will bear these costs indirectly. While transaction costs associated with the Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date. The Fund will bear a portion of the costs associated with preparing, printing and mailing costs of the Proxy Statement in an amount estimated to be in connection with the annual election of Board Members. The Adviser will bear the remainder of the costs associated with preparing, printing and mailing the Proxy Statement.

Q.	What benefits may be expected for the Fund’s shareholders if the Term Proposal takes effect?

A.	Based on information provided by the Adviser, the Fund’s Board believes that the Term Proposal may benefit the Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Strategy Focused On Preferred and Other Income-Producing Securities. The Term Proposal will allow existing shareholders of the Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy focused on preferred and other income-producing securities. Shareholders will also be able to defer the realization of taxable gains that would result from the liquidation of the Fund and avoid reinvestment risks and costs associated with establishing a new position in another closed-end fund.

•

Fee Waiver. During the first year following the effectiveness of the Amendment, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee. The fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Term Proposal. The Adviser will bear the costs of the implementation of the Term Proposal, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial.

Q.	What is the timetable for the Amendment?

A.	If the Amendment is approved and all of the Tender Offer Conditions are satisfied at the expiration of the Tender Offer, the Amendment is expected to take effect on or about August 31, 2024.

Q.	What will happen if shareholders do not approve the Amendment?

A.

If shareholders of the Fund do not approve the Amendment, the Amendment will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

Q.	How does the Fund’s Board recommend that I vote on the Amendment?

A.	After careful consideration, the Fund’s Board has determined that the Amendment is in the best interests of the Fund and recommends that you vote FOR the Amendment.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Term Proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor for the Fund, at 1-888-815-5825 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Annual Meeting, or by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

You may receive solicitation materials from Saba Capital Management, L.P. and certain of its affiliates (“Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote against the Amendment. The Board urges you not to sign any proxy card sent to you by Saba or any person other than the Fund.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

1.	FOR the Amendment, and

2.	FOR the Board’s nominees for election as Class III Board Members.

Q.	How can I attend the Annual Meeting?

A.

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of record as of the close of business on January 19, 2024. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting meetnow.global/M69Y5TM. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to log on using the control number from your WHITE proxy card or meeting notice. The control number can be found in the shaded box.

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If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on April 12, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Annual Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three business days prior to the Annual Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Term Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Fund may not be able to hold the Annual Meeting or the vote, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Notice of Annual Meeting of Shareholders to be held on April 12, 2024	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
February 26, 2024

Nuveen Preferred and Income Term Fund (JPI)

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Preferred and Income Term Fund (the “Fund”) will be held on April 12, 2024, at 2:00 p.m., Central time, for the following purposes:

1.

Approval of Amendment to the Declaration of Trust. To approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on or before August 31, 2024.

2.	Election of Board Members. To elect four (4) Class III Board members. Board members Medero, Moschner, Starr and Thornton are nominees for election.

3.	To transact such other business as may properly come before the Annual Meeting.

The Annual Meeting will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders may attend and vote at the virtual Annual Meeting by following the instructions included in the Q&A and Proxy Statement.

Only shareholders of record of the Fund as of the close of business on January 19, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the virtual Annual Meeting of the Fund. In order to avoid delay and additional expense for the Fund, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the virtual Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: meetnow.global/M69Y5TM at the meeting date and time described in the enclosed Proxy Statement. To participate in the Annual Meeting, you will need to log on using the control number from your WHITE proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meeting.

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You may receive solicitation materials from Saba Capital Management, L.P. and certain of its affiliates (“Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote against the Amendment. The Board urges you not to sign any proxy card sent to you by Saba or any person other than the Fund.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

1.	FOR the Amendment, and

2.	FOR the Board’s nominees for election as Class III Board Members.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Annual Meeting by following the instructions in the enclosed Proxy Statement.

 Mark L. Winget

Vice President and Secretary

 The Nuveen Closed-End Funds

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Nuveen Preferred and Income Term Fund (JPI)

Proxy Statement February 26, 2024	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about February 28, 2024.

General Information

This Proxy Statement is being furnished to the shareholders of Nuveen Preferred and Income Term Fund (the “Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Fund’s Board of Trustees (the “Board” and each Trustee, a “Board Member”) for use at the Annual Meeting of Shareholders of the Fund to be held on April 12, 2024, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), to consider the proposals listed below and discussed in greater detail elsewhere in this Proxy Statement. The Fund is organized as a Massachusetts business trust. Shareholders of record of the Fund as of the close of business on January 19, 2024 are entitled to notice of and to vote at the Fund’s Annual Meeting and any and all adjournments or postponements thereof.

On the matter coming before the Annual Meeting, if a shareholder specifies a choice on the accompanying WHITE proxy card, the shareholder’s shares will be voted accordingly if such WHITE proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR each proposal. A shareholder of the Fund who executes proxies or provides voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposals by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Annual Meeting and voting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the WHITE proxy card. However, merely attending the virtual Annual Meeting will not revoke any previously submitted proxy.

The shareholders of the Fund will vote on the following proposals:

Proposal No. 1.	To approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring automatic termination of the Fund on or before August 31, 2024 (the “Amendment”).

Proposal No. 2.	To elect four (4) Class III Board Members. Board Members Medero, Moschner, Starr and Thornton are nominees for election.

A quorum of shareholders is required to take action at the Annual Meeting. A majority (more than 50%) of the shares entitled to vote at the Annual Meeting, represented in person (including participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of determining a quorum. Votes cast in person (including participation by means of remote or “virtual” communication) or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting.

Proposal No. 1 requires the approval by the holders of a majority (more than 50%) of the Fund’s outstanding common shares. Abstentions and broker non-votes, if any, will have the same effect as a vote against Proposal 1. Proposal 2 requires approval by a plurality of shares present and entitled to vote on the proposal. This means that the four nominees for election as Class III Board Members who receive the most “FOR” votes will be elected, even if they do not receive the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the approval of the proposal to elect nominees for the Fund, withheld votes, abstentions and broker non-votes will have no effect on the election of Board Members.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 described in this Proxy Statement is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 2 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. As a result, because shareholders are being asked to vote on both Proposal Nos. 1 and 2, there may be broker non-votes received with respect to Proposal No. 1 at the Annual Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

You may receive solicitation materials from Saba Capital Management, L.P. and certain of its affiliates (“Saba”), including an opposition proxy statement and proxy card, seeking your proxy to vote against the Amendment. The Board urges you not to sign any proxy card sent to you by Saba or any person other than the Fund.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

1.	FOR the Amendment, and

2.	FOR the Board’s nominees for election as Class III Board Members.

Shares Outstanding

Those persons who were shareholders of record at the close of business on January 19, 2024 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of January 19, 2024, the Fund had 22,772,419 common shares and no preferred shares issued and outstanding.

The common shares of the Fund are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST

Background Regarding the Term Proposal

The Fund was launched in 2012 with an investment objective to provide a high level of current income and total return by investing in preferred securities and other income-producing securities. The Fund was structured with a limited term for a number of reasons, including that the Fund was designed to mitigate the risk of rising interest rates both by limiting overall portfolio duration, and by investing a portion of assets in securities that have features (such as fixed-to-floating coupons) that are expected to reduce the impact of rising interest rates, and whose value may consequently fall less in rising interest rate markets than otherwise similar securities without such features. Accordingly, the Fund has a limited term of twelve years and will terminate in August 2024, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

In light of the upcoming scheduled termination of the Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, has recommended and, at a meeting held on January 18, 2024, the Board took a series of actions to eliminate the term structure of the Fund including: (1) amending the Fund’s Declaration of Trust to eliminate the term structure of the Fund; (2) approving an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee for the first year following the effectiveness of the Amendment; and (3) authorizing a tender offer for up to 100% of the Fund’s outstanding shares at net asset value (“NAV”) (the “Tender Offer”) in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Fund after the term structure is eliminated to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure (collectively, the “Term Proposal”). The completion of the Tender Offer will be subject to several conditions as described more fully below. The Term Proposal is intended to give shareholders of the Fund the opportunity to either continue their investment in the Fund through the elimination of the Fund’s term structure or receive NAV for their Fund shares through a tender offer.

Based on information provided by Nuveen, the Board believes that the Term Proposal may benefit the Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to a Leveraged Strategy Focused On Preferred and Other Income-Producing Securities. The Term Proposal will allow existing shareholders of the Fund whose investments would otherwise be liquidated at the end of the Fund’s scheduled term the option to maintain exposure to a leveraged strategy focused on preferred and other income-producing securities. Shareholders with unrealized capital gains will also be able to defer the realization of taxable gains that would result from the liquidation of the Fund and avoid reinvestment risks and costs associated with establishing a new position in another closed-end fund.

•

Fee Waiver. During the first year following the effectiveness of the Amendment, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s management fee. The fee waiver is expected to result in higher net income during the year in which it is in effect, which could translate into a higher distribution rate and potentially better secondary market trading.

•

Adviser Will Bear Direct Costs of the Term Proposal. The Adviser will bear the costs of the implementation of the Term Proposal, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial.

In addition, if the Amendment takes effect, the Fund will change its name to “Nuveen Preferred Securities & Income Opportunities Fund.”

In order for the Amendment and other elements of the Term Proposal to take effect, shareholders of the Fund must vote to approve the Amendment of the Fund’s Declaration of Trust to eliminate the term structure. Shareholder approval of the Amendment is necessary to allow the Fund to continue its operations after August 31, 2024 or any extension of up to twelve months approved by the Board. The other elements of the Term Proposal do not require shareholder approval but will not be implemented unless shareholders approve the Amendment.

Declaration of Trust Amendment

Paragraph (a) of Article XIII, Section 1 of the Fund’s Declaration of Trust provides that, unless earlier terminated or unless the term is extended, in each case as provided in that paragraph, the Fund will continue its operations in the ordinary course until no later than the close of business on August 31, 2024, provided that the Trustees may take such steps prior to the termination date as they deem appropriate in anticipation of ceasing operations in the ordinary course on such date; and that following August 31, 2024, the Trustees will proceed to wind up the affairs of the Fund in accordance with the applicable provision of the Declaration of Trust. In addition, paragraph (a) of Article XIII, Section 1 of the Fund’s Declaration of Trust provides that, notwithstanding the foregoing, the Fund or a class or series of its securities may be terminated at any time prior to the close of business on or before August 31, 2024, or the term of the Fund may be extended beyond August 31, 2024 for one period that in no event may exceed twelve months, in each case by action of the Trustees and upon provision of notice to affected shareholders, without a vote of the shareholders of the Fund, or the class or series as the case may be.

The Board has approved, and recommends that shareholders approve, an amendment to the Fund’s Declaration of Trust in the form set forth in Appendix A. As proposed, the Amendment would eliminate the provisions of the Fund’s Declaration of Trust described in the foregoing paragraph and replace in its entirety with a provision stating that, unless terminated as provided in the Declaration of Trust, the Fund will continue without limitation of time. The effect of this Amendment to the Declaration of Trust would be to eliminate the Fund’s term provision. As a result, the Fund would no longer be managed in anticipation of a scheduled termination date and would not be required to liquidate its entire portfolio and wind up its affairs on that date. Shares of the Fund would continue to trade on the NYSE and shareholders would be able to sell their shares on the NYSE at market value. Closed-end fund shares frequently trade at a discount to net asset value.

Risk Considerations

If shareholders approve the Amendment and the Amendment takes effect, the Fund will not terminate and liquidate its assets on or before August 31, 2024, and a continued investment in the Fund will involve the same types of risks currently associated with an investment in the

Fund. There is no guarantee that the Fund’s investment objective will be achieved. The elimination of the term structure will result in the Fund being subject to market discount risk, which the term structure is intended to mitigate. Additionally, the tender offer component of the Term Proposal is likely to result in a significant decrease in assets, which may result in higher fees and expenses following the expiration of the one-year fee waiver, as well as wider bid-ask spreads in the secondary trading of shares.

Shareholder Approval

The Amendment of the Fund’s Declaration of Trust is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the Amendment. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Because the Fund’s common shareholders are being asked to vote on both Proposal Nos. 1 and 2, there may be broker non-votes received with respect to Proposal No. 1 at the Annual Meeting.

If shareholders approve the Amendment, the Amendment will take effect only if all of the Tender Offer Conditions (as defined below) are satisfied at the expiration of the Tender Offer. If shareholders do not approve the Amendment or one or more of the Tender Offer Conditions are not satisfied at the expiration of the Tender Offer, the Amendment will not take effect and the Fund will terminate in accordance with its scheduled termination date.

Under the Fund’s Declaration of Trust and by-laws, shareholders do not have dissenters’ rights of appraisal with respect to the Amendment.

The Board recommends that shareholders of the Fund vote FOR the approval of the Amendment.

Tender Offer

If the Fund’s shareholders approve the Amendment, the Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding shares at net asset value (the “Tender Offer”). The completion of the Tender Offer will be subject to the following conditions: (1) the aggregate net assets of the Fund attributable to common shares must equal or exceed $70 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) shares of the Fund must remain eligible for listing on the NYSE, and (3) the Fund must remain subject to the reporting requirement of the Securities Exchange Act of 1934 (the “Tender Offer Conditions”).

If shareholders of the Fund do not approve the Amendment, the Amendment will not take effect, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

The Fund is expected to liquidate its portfolio to the extent necessary to pay for the shares that may be tendered in the Tender Offer by tendering shareholders. Such portfolio dispositions may occur when market conditions are unfavorable. The Fund will bear the transaction costs associated with such portfolio sales. To the extent that portfolio investments of the Fund are sold, the Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to Fund shareholders. If the Fund’s Tender Offer is not completed, the Fund would bear similar risks and costs in connection with the liquidation of its portfolio prior to its scheduled termination date.

If the Fund’s shareholders approve the Amendment, the Fund expects to commence the Tender Offer as soon as practicable after the Annual Meeting.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Fund. The information in the table reflects the fees and expenses for the Fund’s fiscal year ended July 31, 2023 and the pro forma expenses for the twelve months ended July 31, 2023 for the Fund giving effect to the Term Proposal and assuming that the net assets of the Fund attributable to common shares following the Tender Offer will be $70 million.

Annual Expenses (as a percentage of net assets applicable to common shares)	Nuveen Preferred and Income Term Fund(1)	Nuveen Preferred Securities & Income Opportunities Fund Pro Forma
Management Fees	1.36%	1.37%
Interest Expense on Borrowings	2.96%	2.96	%(2)
Other Expenses	0.08%	0.26	%(3)

Total Annual Operating Expenses before Fee Waiver	4.40%	4.59%
Fee Waivers	—	(0.68	)%(4)

Total Annual Operating Expenses After Fee Waivers	4.40%	3.91%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the twelve months ended July 31, 2023.
(2)	Interest Expense on Borrowings for the Pro Forma scenario assumes the same average interest rate as the Fund incurred for the twelve-month period ended July 31, 2023.
(3)	Other Expenses for the Pro Forma scenario are restated to reflect the effects of the Term Proposal as described above.
(4)

Nuveen Fund Advisors has agreed to waive management fees or reimburse expenses in an amount equal to 50% of the Fund’s net management fee for the first year following the effectiveness of the Amendment. This fee waiver is terminable only by the Board.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. For Nuveen Preferred Securities & Income Opportunities Fund Pro Forma, the example reflects the fee and expense waiver for one year in each period. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years

Nuveen Preferred and Income Term Fund	$44	$133	$223	$453

Nuveen Preferred Securities & Income Opportunities Fund Pro Forma	$39	$132	$226	$465

Expenses Associated with the Term Proposal

The Adviser is bearing the costs of the Term Proposal, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offer, which may be substantial. Shareholders of the Fund will bear these costs indirectly. While transaction costs associated with the Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date. The Fund will bear a portion of the costs associated with preparing, printing and mailing costs of this Proxy Statement in an amount estimated to be in connection with the annual election of Board Members. The Adviser will bear the remainder of the costs associated with preparing, printing and mailing this Proxy Statement.

If shareholders of the Fund do not approve the Amendment as described in this Proxy Statement or one or more of the Tender Offer Conditions are not met at the expiration of the Tender Offer, the Tender Offer for the Fund will not be completed, the Amendment will not take effect and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund.

PROPOSAL NO. 2

ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

At the Annual Meeting, four (4) Board Members are standing for election by all shareholders. Current Board Members Medero, Moschner, Starr and Thornton have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2027 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Kenny, Lancellotta, Nelson, Toth, Wolff and Young are current and continuing Board Members. Board Members Kenny, Wolff and Young have been designated as Class I Board Members for a term expiring at the 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

Class I Board Members: Board Member Wolff was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on April 8, 2022 and Board Member Young was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on May 8, 2023.

Class II Board Members: Board Members Lancellotta, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 8, 2023.

Class III Board Members: Board Members Moschner and Thornton were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 6, 2021.

Board Member Appointments: Board Member Medero was appointed to the Fund’s Board effective June 1, 2021, and Board Members Kenny and Starr were appointed to the Fund’s Board effective January 1, 2024.

All Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) and have never been an employee or director of Teachers Insurance and Annuity Association of America (“TIAA”) or Nuveen, LLC (“Nuveen”), the Adviser’s parent companies, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.” The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Except as otherwise noted, the Fund and the other funds advised by the Adviser (referred to herein as the “Nuveen Funds”) and the mutual funds advised by TIAA that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds”) are collectively referred to herein as the “Fund Complex.”

Board Members/ Nominees

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Members/Nominees who are not “interested persons” of the Funds

Thomas J. Kenny 730 Third Avenue New York, NY 10017-3206 1963	Co-Chair of the Board; Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2011, Co-Chair of the Board since 2024	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	211	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	211	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	211	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee as Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, management consulting, (since 2012); formerly, held positions at Leap Wireless International, Inc.,(consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	211	Formerly, Chairman (2019), and Director (2012-2019) USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	211	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies.

Loren M. Starr 730 Third Avenue New York, NY 10017-3206 1961	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting. Length of Service: Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	210	Director (since 2023), and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express	211	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related

		Length of Service: Since 2020	Corporation, a subsidiary of FedEx.		products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board; Board Member	Term: Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008, Co-Chair of the Board since 2024	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	211	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	211	Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016) and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	211	None

Consultants to the Board

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Consultants who are not “interested persons” of the Funds

Joseph A. Boateng 730 Third Avenue New York, NY 10017-3206 1963	Consultant to the Board	Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	190	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Michael A. Forrester 730 Third Avenue New York, NY 10017-3206 1967	Consultant to Board	Length of Service: Since 2007	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	190	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC).

(1)	Length of Time Served indicates the year in which the individual became a Board Member of any fund in the Fund Complex.
(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”).

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Nuveen Funds boards have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen Funds.

The dollar range of equity securities beneficially owned by each Board Member and nominee in the Fund and the Fund Complex overseen by the Board Member or nominee as of December 31, 2023 is set forth below. The number of shares of the Fund beneficially owned by each Board Member or nominee and by the Board Members, nominees and officers of the Fund as a group as of December 31, 2023 is also set forth below. As of January 19, 2024, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of January 19, 2024, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Dollar Range of Equity Securities
Board Members/Nominees	The Fund	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies
Thomas J. Kenny(1)	$0	Over $100,000
Amy B.R. Lancellotta	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr(1)	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

(1)

“Family of Investment Companies” for Mr. Kenny and Mr. Starr includes holdings in CREF and/or VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

Compensation

Prior to January 1, 2024, for the calendar year ended December 31, 2023, Independent Board Members received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Fund Committee and the Investment Committee received $20,000 each as additional retainers. Independent Board Members also received a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Closed-End Fund Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board receives $140,000 annually; the chair/co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $30,000 annually; and the chair/co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Closed-End Fund Committee receive $20,000 annually. Board members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its standing committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair/co-chair will be paid a quarterly fee of $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Fund does not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund. The Fund’s Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member and nominee, the aggregate compensation paid by the Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Fund(*)
Fund Name	Thomas J. Kenny (1)(2)	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)(2)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Preferred and Income Term Fund	$—	$1545.26	$1544.74	$1831.50	$1769.14	$—	$1,629	$2,235	$1,709	$1,959

Total Compensation from funds in the Fund Complex Paid to Board Members	$596,997	$380,912	$381,942	$445,500	$374,850	$415,000	$395,000	$554,750	$424,262	$481,387

(1)	Mr. Kenny and Mr. Starr were appointed as Trustees of the Fund as of January 1, 2024, and therefore did not receive any compensation from the Fund for its last fiscal year.
(2)

“Total Compensation from funds in the Fund Complex” for Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Preferred and Income Term Fund	$—	$514	$781	$—	$—	$—	$—	$—	$860	$1,442

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants, as indicated in the “Board Members/Nominees” table included herein.) In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Thomas J. Kenny to serve as an independent Co-Chair of the Board for a one-year term ending on December 31, 2024, Terence J. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Robert L. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024. Pursuant to the Fund’s by-laws, the Co-Chairs shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Co-Chairs include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other Board

Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members. The Co-Chairs perform such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. In addition to the foregoing standing committees, the Nuveen open-end funds also have a committee for open-end fund matters. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny, Co-Chair, Mr. Toth, Co-Chair, Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Executive Committee. The Executive Committee did not meet during the Fund’s last fiscal year.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee shall be independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Fund. Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. The Audit Committee held fourteen meetings during the Fund’s last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards, as applicable. The members of the Nominating and Governance Committee are Mr. Kenny, Co-Chair, Mr. Toth, Co-Chair, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held seven meetings during the Fund’s last fiscal year.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr. The Dividend Committee held seven meetings during the Fund’s last fiscal year.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach compared to the anticipated benefits to the Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. The Compliance Committee held four meetings during the Fund’s last fiscal year.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Fund, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Fund; the distribution data of the Nuveen closed-end funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Fund. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson, Mr. Starr, Mr. Toth, Ms. Wolff and Mr. Young. The Closed-End Fund Committee held four meetings during the Fund’s last fiscal year.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews the Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Fund in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Fund. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Trustees of the Fund. Accordingly, the members of the Investment Committee are Ms. Lancellotta, Chair, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The Investment Committee held two meetings during the Fund’s last fiscal year.

Board Member Attendance. The Board of the Fund held five regular quarterly meetings and eight special meetings during the Fund’s last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Thomas J. Kenny

Mr. Kenny, Independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, has been a TC Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare.

He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017. Mr. Kenny joined the Board in 2024.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Of-

fice of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States

and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Loren M. Starr

Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University. Mr. Starr joined the Board in 2024.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, Independent Co-Chair of the Board for a six-month term ending on June 30, 2024, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2016, he was a Director of LogicMark LLC.

From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young, Independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche

Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Consultants

Effective January 1, 2024, the Board invited Joseph A. Boateng and Michael A. Forrester to serve as consultants to the Board. Each of Mr. Boateng and Mr. Forrester currently serves as a member of the boards of certain other funds in the Fund Complex. Mr. Boateng and Mr. Forrester are compensated by the Fund pursuant to a consulting agreement. Biographical information for Mr. Boateng and Mr. Forrester is as follows:

Joseph A. Boateng

Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles. Mr. Boateng has served as a consultant to the Board since 2024.

Michael A. Forrester

Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University. Mr. Forrester has served as a consultant to the Board since 2024.

Board Member Terms. Shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director, and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teachers Advisors LLC, TIAA-CREF Investment Management,

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
LLC and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; ; has previously held various positions with Nuveen/TIAA.

James N. Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term: Indefinite Length of Service: Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen (since 2023); formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 1, 2024.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Audit Committee for the Fund are:

Albin F. Moschner

John K. Nelson, Chair

Loren M. Starr

Margaret L. Wolff

Robert L. Young

Audit and Related Fees. The following tables provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
$30,150	$33,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023

$0	$0	$0	$0	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, and complied with all applicable Section 16(a) filing requirements in the previous fiscal year.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend and vote at the virtual Annual Meeting you will be able to do so by following the instructions included in the Q&A and this Proxy Statement.

Outstanding Shares of the Fund

The following table sets forth the number of outstanding common shares and certain other share information of the Fund as of January 19, 2024.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)

Common shares	Unlimited	—	22,772,419

The common shares of the Fund are listed and trade on the NYSE under the ticker symbol JPI.

Shareholders of the Fund

As of January 19, 2024, the Board Members and officers of the Fund as a group owned less than 1% of the total outstanding common shares.

Based on a review of Schedule 13D and 13G filings and amendments made on or before January 19, 2024, there are no shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Fund.

Information About the Adviser

Nuveen Fund Advisors serves as investment adviser and manager for the Fund and is located at 333 West Wacker Driver, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2023 Nuveen managed approximately $1.2 trillion in assets, of which approximately $140.2 billion was managed by Nuveen Fund Advisors.

Expenses of Proxy Solicitation

The costs in connection with the solicitation of proxies with respect to the Term Proposal will be borne by the Adviser. The Fund will bear a portion of the costs associated with preparing, printing and mailing costs of this Proxy Statement in an amount estimated to be in connection with the annual election of Board Members. The Adviser will bear the remainder of the costs associated with preparing, printing and mailing this Proxy Statement. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Adviser.

The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 plus reasonable expenses, which will be borne by the Adviser.

Shareholder Proposals

Unless the Amendment takes effect or the Board in its discretion extends the term of the Fund for up to twelve months in accordance with the charter documents of the Fund, the Fund will terminate on or before August 31, 2024. To be considered for presentation at the 2025 annual meeting of shareholders of the Fund, if any, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 31, 2024. A shareholder of the Fund wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the Annual Meeting must, pursuant to the Fund’s by-laws, submit such written notice to the Fund no earlier than November 30, 2024 and no later than December 15, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. The Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal does not satisfy all applicable requirements set forth in the by-laws and, unless required by applicable law, no matter shall be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by the chair of the meeting, the Chief Administrative Officer of the Fund or at least sixty-six and two-thirds percent (66 2/3%) of the Fund’s trustees. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the Fund’s by-laws.

Copies of the by-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If the communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of the Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Fund’s website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of the Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 12, 2024:

The Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, a shareholder of certain Nuveen closed-end funds (the “Subject Funds”) filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Subject Funds and their trustees, seeking a declaration that the Subject Funds’ Control Share Provision violates the 1940 Act and rescission of the Subject Fund’s Control Share Provision. On February 18, 2022, the District Court granted summary judgment in favor of the plaintiff on its claims for rescission and declaratory judgment. Following careful review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended the by-laws of the Subject Funds and all other Nuveen closed-end funds whose by-laws include a Control Share Provision, including the Fund included in this Proxy Statement, to provide that the Control Share Provision shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District

Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share Provision will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the Fund’s Control Share Provision will not be in effect with respect to this meeting. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Under the Fund’s by-laws, upon at least five business days advance written notice to the Fund, a shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of certain records of the Fund, including a list of the names and addresses of all shareholders of record, in alphabetical order by class, showing the number and class of shares held by each shareholder of record, only to the extent that the written notice describes with reasonable particularity the purpose of the demand and the records the shareholder desires to inspect, the demand is made in good faith and for a proper purpose, the records requested are directly connected with such purpose, and the Board Members shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. Shareholders interested in seeking to inspect the list of shareholders of record for their Fund should contact (800) 257-8787 for additional information. To email the Fund, please visit www.nuveen.com/contact-us.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. Under the Fund’s by-laws, the Annual Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the meeting, be adjourned with respect to one or more or all matters to be considered at the meeting from time to time to a designated time and place. The appointed chair may adjourn the Annual Meeting to permit further solicitation of proxies.

IF YOU CANNOT BE PRESENT AT THE VIRTUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

February 26, 2024

APPENDIX A

NUVEEN PREFERRED AND INCOME TERM FUND

AMENDMENT NUMBER 1 TO

DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of the Trust, acting pursuant to Section 4 of Article XIII of the Declaration of Trust dated as of April 18, 2012 (as amended, the “Declaration of Trust”), of Nuveen Preferred and Income Term Fund (the “Trust”), with the consent of shareholders holding more than fifty percent (50%) of Shares entitled to vote, do hereby amend the Declaration of Trust, effective as of August 31, 2024, as follows:

1. The name of the Trust is hereby changed to Nuveen Preferred Securities & Income Opportunities Fund and all references to the name of the Trust in the Declaration of Trust are amended accordingly.

2. Paragraph (a) of Section 1 of Article XIII is hereby amended by replacing it in its entirety by the following:

Section 1. Termination of Trust. (a) Unless terminated as provided herein, the Trust shall continue, without limitation of time. Except as may be set forth in any Statement relating to the issuance of Preferred Shares, the Trust, or any class or series thereof may be terminated at any time by the Trustees by notice to the Shareholders without a vote of the shareholders of the Trust, or the class or series as the case may be, or by the affirmative vote of the shareholders entitled to vote at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Shares and Preferred Shares, if any, voting as a single class, in the case of the termination of the Trust, or by the affected class or series as the case may be in the event of the termination of a class or series, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration of Trust or the by-laws, in which case the affirmative vote of the holders of at least a majority of the outstanding Common Shares and Preferred Shares, if any, voting as a single class or the applicable class or series as the case may be, shall be required.

Except as amended hereby, the Declaration of Trust remains in full force and effect.

(signature page follows)

A-1

IN WITNESS WHEREOF, the undersigned, being a majority of Trustees of the Trust, have executed this instrument as of this   day of    , 2024.

Thomas J. Kenny, as Trustee 730 Third Avenue New York, New York 10017	Amy B.R. Lancellotta, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Joanne T. Medero, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Albin F. Moschner, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

John K. Nelson, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Loren M. Starr as Trustee 730 Third Avenue New York, New York 10017

Matthew Thornton III, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Terence J. Toth, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

Margaret L. Wolff, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Robert L. Young, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

A-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JPI 0424

PO Box 43131

Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/M69Y5TM

on April 12, 2024 at 2:00 p.m., Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

NUVEEN PREFERRED AND INCOME TERM FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS, April 12, 2024

COMMON SHARES

The Annual Meeting of Shareholders will be held Friday, April 12, 2024 at 2:00 p.m. Central Time virtually at the following Website: meetnow.global/M69Y5TM. At this meeting, you will be asked to vote on the approval of an amendment to Nuveen Preferred and Income Term Fund’s Declaration of Trust and the election of board members as described in the proxy statement attached. The undersigned, revoking previous proxies, hereby appoints Kevin J. McCarthy, John M. McCann and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Friday, April 12, 2024, or any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Preferred and Income Term Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JPI_33725_020924

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals

					FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Nuveen Preferred and Income Term Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on or before August 31, 2024.				☐	☐	☐

2.	Election of Board Members:
	Class III:				FOR ALL	WITHHOLD ALL	FOR EXCEPT
	01. Joanne T. Medero	02. Albin F. Moschner	03. Loren M. Starr	04. Matthew Thornton III	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Annual Meeting of Shareholders on April 12, 2024.

The Proxy Statement for this meeting is available at:

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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